BMO 2021 Technology Summit August 24, 2021 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S DISCLAIMER Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected timing of the closing of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) merger with Finxera Holdings, Inc. (“Finxera”), the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, our 2021 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on March 31, 2021 and May 14, 2021, respectively. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

PRIORITY TECHNOLOGY HOLDINGS

Priority is a leading provider of integrated payment, merchant acquiring and commercial payment solutions. The Company leverages a proprietary payments and banking infrastructure purpose-built to monetize merchant networks

PRIORITY OVERVIEW

- Priority Technology Holdings, Inc. (NASDAQ:PRTH), a technology company serving the payments industry with a single technology platform to collect, store and send money.
- Priority has built a reputation for delivering value to its customers, and our pioneering approach allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. This approach relies on best-in-class technology and award-winning service along with unparalleled expertise in the payments space.

Priority's solutions are delivered via internally developed payment applications and services to the **Consumer Payments**, **Commercial Payments**, and **Integrated Partners** business segments

- **CONSUMER PAYMENTS**: Provides full-service payment processing and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, agents, banks, and ISVs
- **COMMERCIAL PAYMENTS**: Provides market-leading accounts payable automation software, payment processing and managed services to industry leading financial institutions (including Citi, MasterCard, and AMEX) and corporations
- **INTEGRATED PARTNERS**: Provides vertical-specific payment-enabled software solutions for high-growth markets

GROSS PROFIT BY SEGMENT [1]



($mm)
Consumer
Commercial
Integrated
$107
1.1%
10.8%
88.0%
2018A
$119
10.9%
10.2%
78.9%
2019A
$127
9.8%
9.0%
81.2%
2020A
$209 (2)
30.9%
4.4%
64.8%
2021PF

GP %	28.4%	32.1%	31.4%	38.0%

(1) Gross profit ("GP") is a non-GAAP measure defined as revenue less cost of revenue, including, but not limited to, processing and residual expenses.

(2) 2021 PF is annualized first half2021 pro forma combined actual results for PRTH, Finxera, and the second quarter 2021 reseller acquisitions.

Note: Historical financials include the results of RentPayment (a business component within the Integrated Partners Segment) for the period from acquisition in March, 2019 through sale in September, 2020.

PRIORITY TECHNOLOGY HOLDINGS
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TRANSFORMING DIGITAL PAYMENTS + BANKING

Priority's mission is to emerge as a payments powerhouse with a single platform to collect, store, and send money which serves, supports + monetizes payment networks

PRIORITY
TECHNOLOGY HOLDINGS™

PAYMENTS

- Payment gateway (credit, debit, ACH, digital currency [1])
- Card issuing (virtual card & physical plastics)
- Full automated payables
- Full settlement processing[1]
- International payment processing[1]

BANKING

- FDIC-insured bank account
- Full Master & sub account ledgering
- Nationwide money transmitter licenses
- Proprietary CRM for consumer account management

A SINGLE OPERATIONAL SUPPORT PLATFORM THAT OPERATES AT SCALE

- Payment / banking infrastructure
- Underwriting & Risk Management
- Compliance (AML • BSA • FinCen • OFAC)
- Customer Service

TURN-KEY CLOSED-LOOP PAYMENTS	PAYMENT FACILITATION	VERTICAL SOFTWARE SOLUTIONS
Gaming / Healthcare / Other	Proprietary Platform for Partners	Focused on high-growth markets

(1) Still in development phase.

PRIORITY TECHNOLOGY HOLDINGS
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P R IO R IT Y T E C H N O L O G Y H O L D IN G S PRIORITY KEY HIGHLIGHTS (1) ~75% % Integrated Revenue $131M - $136M 2021 Forecasted Pro Forma Adjusted EBITDA (4) 18% - 23% Pro Forma Net Revenue Growth (2) ~38% Pro Forma Gross Profit Margin $547M - $570M 2021 Forecasted Pro Forma Net Revenue 650+ Employees 17% - 22% Pro Forma Adjusted EBITDA Growth (2) $62M - $65M 2021 Pro Forma Free Cash Flow (3) 5 (1) 2021 Forecasted Pro Forma amounts include the annualized results of the Second Quarter 2021 reseller acquisitions and the pending Finxera acquisition. (2) Revenue and Adjusted EBITDA growth rates exclude RentPayment from Priority’s 2020 revenue and EBITDA. (3) Adjusted EBITDA is EBITDA adjusted for non-recurring expenses and non-cash stock-based compensation. (4) Pro forma free cash flow is defined as Adjusted EBITDA less an estimate of cash outflows for interest, taxes, capital expenditures, and cash dividends.